Exhibit 31.2

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Georgia Erbez, certify that:

1.	I have reviewed this Amendment No.1 to the Annual Report on Form 10-K of Zosano Pharma Corporation; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 3, 2017

By:	/s/ Georgia Erbez
Georgia Erbez
Interim Chief Financial Officer and Chief Business Officer (Principal Financial Officer)